Nature of operations	12 Months Ended
Dec. 31, 2022
Nature of operations
Nature of operations
1.	Nature of operations

Osisko Development Corp. (“Osisko Development” or the “Company”) is a mineral exploration and development company focused on the acquisition, exploration and development of precious metals resource properties in North America. The common shares of Osisko Development began trading under the symbol ODV on the TSX Venture Exchange (“TSX-V”) on December 2, 2020 and on the New York Stock Exchange (“NYSE”) on May 27, 2022. The Company’s registered and business address is 1100, avenue des Canadiens-de-Montréal, suite 300, Montreal, Québec. The common shares outstanding presented have been retroactively adjusted to reflect the effect of the 3:1 share consolidation that took place on May 4, 2022. Common share, warrants and per share amounts have been adjusted retroactively for the 3:1 share consolidation unless noted otherwise.

On December 31, 2022, the former parent Company, Osisko Gold Royalties (OGR) held an interest of 44.1% (compared to 75.1% as at December 31, 2021) in Osisko Development Corp. Effective September 30, 2022, following certain changes made to OGR’s investment agreement with Osisko Development, it was determined that OGR no longer controlled Osisko Development.

The principal subsidiaries of the Company and their geographic locations at December 31, 2022 were as follows:

Entity	Jurisdiction	% ownership
Barkerville Gold Mines Ltd. (“Barkerville”)	British Columbia	100%
Sapuchi Minera, S. de R.L. de C.V. (“Sapuchi”)	Mexico	100%
Tintic Consolidated Metals LLC (“Tintic”)	USA	100%

Osisko Development is focused on exploring and developing its mining assets, including the Cariboo Gold Project in British Columbia, the San Antonio gold project in Mexico and the Trixie test mine in the USA.

As at December 31, 2022, the Company’s working capital was $90.2 million, which included cash of $105.9 million. The Company incurred a loss of $192.4 million for the year ended on December 31, 2022. With the financings completed in March 2023 (note 35), management believes that the Company will have sufficient funds to meet its obligations and planned expenditures for the ensuing twelve months as they fall due. In assessing whether the going concern assumption is appropriate, management considers all available information about the future, which is at least, but not limited to, twelve months from the end of the reporting period. In order to execute on its planned activities, the Company will be required to secure additional financing in the future, which may be completed in several ways including, but not limited to, a combination of selling additional investments from its portfolio, project debt finance, offtake or royalty financing and other capital market alternatives. Failure to secure future financings may impact and/or curtail the planned activities for the Company, which may include, but are not limited to, the suspension of certain development activities and the disposal of certain investments to generate liquidity.